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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                   May 8, 2003
                      -------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     33-45499                 36-3809819
-----------------------------       -------------         ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)



             475 Industrial Drive, West Chicago, Illinois     60185
          ------------------------------------------------------------
              (Address of principal executive offices)     (Zip Code)



                                 (630) 562-5550
                      ------------------------------------
                         (Registrant's telephone number)



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits

            99.1 Financial information for M-Wave, Inc. for the quarter ended March 31, 2003 and forward-looking statements relating to 2003 as presented in a press release of May 8, 2003.


ITEM 9.     REGULATION FD DISCLOSURE.

       On May 8, 2003, M-Wave, Inc. announced its financial results for the quarter ended March 31, 2003 and forward-looking statements relating to 2003. A copy of M-Wave's press release is attached hereto as Exhibit 99.1.

       In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 2003

                                           M-WAVE, INC.


                                           By: /s/ PAUL H. SCHMITT
                                               --------------------------------
                                                Name:   Paul H. Schmitt
                                                Title:  Chief Financial Officer




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                                  EXHIBIT INDEX




  EXHIBIT
    NO.                                  DESCRIPTION
  --------                              -------------
   99.1            Press Release issued by M-Wave, Inc. dated May 8, 2003











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